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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 22, 2004

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                                      76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                                 Houston, Texas           77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 7.  EXHIBITS

    (C)  Exhibits

         Exhibit No.        Description
         -----------        -----------

         99.1               Press Release dated June 22, 2004.


ITEM 9.  Regulation FD Disclosure

                  On June 22, 2004 Integrated Electrical Services, Inc. issued a press release announcing revised guidance for the fiscal third quarter ended June 30, 2004. The press release is attached as an exhibit hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          INTEGRATED ELECTRICAL SERVICES, INC.


                                              By: /s/ Jeffrey Pugh
                                                 -------------------------------
                                                 Jeffrey Pugh
                                                 Senior Vice President and
                                                 Chief Financial Officer


Dated: June 22, 2004


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99.1                 Press Release dated June 22, 2004.